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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
AUSTINS STEAKS & SALOON, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
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/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

AUSTINS STEAKS & SALOON, INC.

April 30, 2001

Dear Fellow Stockholder:

    You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Austins Steaks & Saloon, Inc. (the "Company") to be held at the Morgan Hotel and Suites, 315 E. Woodlawn Road, Charlotte, North Carolina 28217 on Tuesday, June 12, 2001 at 10:00 a.m. local time. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be transacted at the meeting.

    During the meeting, Management will report to you on the activities and progress of the Company during this year. Management will also discuss plans for the remainder of the current year. We welcome this opportunity to talk to you about our Company and we look forward to your comments and questions.

    The Board of Directors appreciates and encourages stockholder participation in the Company's affairs and we hope you can attend in person. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, please sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

                      Sincerely,

                      Victor F. Foti
                       President and Chief Executive Officer

AUSTINS STEAKS & SALOON, INC.

Notice of Annual Meeting of Stockholders

April 30, 2001

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of Austins Steaks & Saloon, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, June 12, 2001, at 10:00 a.m. local time, at the Morgan Hotel and Suites, 315 E. Woodlawn Road, Charlotte, North Carolina 28217, for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

  1.
  To elect nine Directors to the Board of Directors to serve for the following year and until their successors are duly elected; and

  2.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on May 4, 2001, are entitled to receive notice of and to vote at the meeting.

    All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Stockholders attending the meeting may vote in person even if they have returned a Proxy.

                      Sincerely,

                      Victor F. Foti
                       President and Chief Executive Officer

Roanoke, Virginia
April 30, 2001

AUSTINS STEAKS & SALOON, INC.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

    The enclosed Proxy is solicited on behalf of Austins Steaks & Saloon, Inc., a Delaware corporation (the "Company" or "Austins"), for use at its 2001 Annual Meeting of Stockholders to be held on June 12, 2001, at 10:00 a.m. local time, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Morgan Hotel and Suites, 315 E. Woodlawn Road, Charlotte, North Carolina 28217. The Company's principal executive offices are located at 317 Kimball Avenue NW, Roanoke, Virginia 24016. The Company's telephone number is (540) 345.3195.

    These proxy solicitation materials were mailed on or about May 11, 2001, to all stockholders entitled to vote at the meeting.

Record Date; Outstanding Shares

    Stockholders of record at the close of business on May 4, 2001 (the "Record Date"), are entitled to receive notice of and vote at the meeting. On the Record Date, 12,079,900 shares of the Company's Common Stock, $0.01 par value, were issued and outstanding. For information regarding holders of more that 5% of the outstanding Common Stock, see "Election of Directors—Security Ownership of Certain Beneficial Owners and Management."

Revocability of Proxies

    Proxies given pursuant to this solicitation may be revoked at any time before they have been used. Revocation will occur by delivering a written notice of revocation to the Company or by duly executing a proxy bearing a later date. Revocation will also occur if the individual attends the meeting and votes in person.

Voting and Solicitation

    Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. In the election of Directors, each stockholder will be entitled to vote for nine nominees and the nominees with the greatest number of votes will be elected.

    The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners. Proxies may be solicited by certain of the Company's Directors, Officers and regular employees, without additional compensation, personally, by telephone or by telegram.

Quorum; Abstentions; Broker Non-Votes

    The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR,"

"AGAINST," or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

    While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of the quorum for the transaction of business; and (ii) the total number of votes cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

    Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. Proxies which are properly signed and returned will be voted at the meeting along with the shares of Common Stock represented in person and voting. Stockholders may specify their preference by marking the appropriate boxes on the proxy and the proxy will then be voted in accordance with such specifications. In the absence of such specifications, the proxy will be voted for the nine nominees for the Board of Directors and in accordance with the instructions of the Board of Directors as to any other matters.

Deadline for Receipt of Stockholder Proposals

    Stockholder proposals which are intended to be presented at the Company's 2002 Annual Meeting must be received by the Company no later than January 15, 2002, in order that they may be included in the proxy statement and form of proxy for that meeting. Proposals must be in compliance with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

ELECTION OF DIRECTORS

General

    Nine Directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company's nine nominees named below. In the event that any of the nominees shall become unavailable, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a Director will continue until the next Annual Meeting of Stockholders and until his successor has been elected and qualified.

Vote Required

    The nine nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected to the Board of Directors. Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under Delaware law.

    The Board of Directors recommends that stockholders vote "FOR" the nominees listed below.

Nominees for Election at the Annual Meeting

    The names of the nominees and certain information about them are set forth below:

Name of Nominee	Age	Position	Since
J. Carson Quarles(3)	64	Chairman of the Board	1999
Victor F. Foti	65	President, Chief Executive Officer and Director	1999
Paul C. Schorr, III(2)	64	Director	1994
Roger D. Sack(1)	66	Director	1995
A. Jones Yorke(1)	70	Director	1999
Ronald G. Stancil(3)	61	Director	1999
Titus Greene(3)	65	Director	1999
J. Alan Cowart(2)	40	Director	1999
Stanley L. Bozeman, Jr.(2)	45	Director	1999

(1)
Member of Audit Committee

(2)
Member of Compensation Committee

(3)
Member of Nominating and Corporate Governance Committee

    James Carson Quarles has been a Director of the Company since July 1, 1999. He has also been a Director of The WesterN SizzliN Corporation ("WesterN SizzliN") since February 26, 1996 and Chairman of the WesterN SizzliN Board since November 25, 1996. Pursuant to the Agreement and Plan of Merger by and among Austins Steaks & Saloon, Inc., Austins Acquisition Corp. and WesterN SizzliN dated April 30, 1999 (the "Merger Agreement"), WesterN SizzliN became a wholly-owned subsidiary of the Company (the "Merger"). Mr. Quarles retired as President of Southwestern Region of Central Fidelity National Bank on December 31, 1994, completing a 37 year banking career. He is a member of the Board of Directors and Chairman of the Executive Committee of Trigon Healthcare, Inc., a New York Stock Exchange company and he is a member of the Board of Visitors of Radford University. Mr. Quarles has served as Chairman of the Board of Friendship Manor, Inc., a nursing home and retirement community operation in Roanoke, Virginia for over 20 years, and in addition, he is currently on the Board of Directors of five other companies. Among his many past civic and professional affiliations, he was a past member of the Board of Directors and Executive Committee of the Virginia Bankers Association. Mr. Quarles has been inducted into the National Business College Hall of Fame.

    Victor F. Foti has been the Company's President, Chief Executive Officer and a Director since July 1, 1999. Mr. Foti has been WesterN SizzliN's President and Chief Executive Officer since March 1, 1995. He has been a WesterN SizzliN Director since May 14, 1997. He was Director, Secretary, Treasurer and Executive Vice President of WesterN SizzliN from December 13, 1993 to March 1, 1995. Mr. Foti became a Certified Public Accountant in June, 1959 and was employed by the certified public accounting firm of Foti, Flynn, Lowen & Co., P.C. in Roanoke, Virginia from 1976 to July 1, 1997. Mr. Foti has been a WesterN SizzliN franchisee since July 1, 1986. Mr. Foti has served as President of the Virginia Society of CPA's; served on the Board of Directors of the Virginia Society of CPA's and the American Institute of CPA's.

    Paul C. Schorr, III has been a Director of the Company since August 1, 1994. Mr. Schorr served as Chairman of the Board of the Company from June 20, 1995 until July 1, 1999. For the past eleven years, Mr. Schorr has served as the President and Chief Executive Officer of ComCor Holding, Inc., a

consulting firm. In addition, Mr. Schorr is a Director of Ameritas Life Insurance Corp.; The Schorr Family Company, Inc.; and National Research Corporation (a public company).

    Roger D. Sack has served as a Director of the Company since June 26, 1995. For the past sixteen years, Mr. Sack has been associated with York Cold Storage Company, a refrigeration and storage company. Mr. Sack performs strategic planning and financial services for York Cold Storage Company. In addition, from 1980 until May 1995, Mr. Sack served as an Executive Vice President and Director of York State Co., a bank holding company and he currently serves as a Director, President and Chief Executive Officer.

    A. Jones Yorke has been a Director since 1999, and also is and has been a WesterN SizzliN Director since May 12, 1999. Mr. Yorke has been Chairman and a Director of Auerbach Financial Group, Inc., an investment firm in New York City since July 1998. Prior to that, Mr. Yorke served as a Senior Officer of Weatherly Securities and Coleman & Company Securities Corporation. He was previously President of Paine Webber, Inc. and Executive Director of the Securities and Exchange Commission. Mr. Yorke is also a Director of Davel Communications and AMNEX, Inc.

    Ronald G. Stancil has been a Company Director and a WesterN SizzliN Director since November 11, 1999. He was a WesterN SizzliN Director from 1993 to 1996. Mr. Stancil has been a WesterN SizzliN Franchisee since 1975. He is presently the owner-operator of two restaurants in Alabama.

    Titus Greene has been a Company Director and a WesterN SizzliN Director since November 11, 1999. He was WesterN SizzliN's Chairman of the Board and a Director from 1993 to 1996. Mr. Greene was a WesterN SizzliN franchisee from 1973 to 1996 and has been a Board Member of First Community Bank of Gastonia, North Carolina since 1993.

    J. Alan Cowart has been a Company Director and a WesterN SizzliN Director since November 11, 1999. Mr. Cowart has been a WesterN SizzliN franchisee since 1985 and is presently the owner-operator of a restaurant in Pooler, Georgia.

    Stanley L. Bozeman, Jr. has been a Director since July 1, 1999, and has been a WesterN SizzliN Director since April 12, 1995. Mr. Bozeman has been a WesterN SizzliN franchisee since 1979. He is presently the owner-operator of a restaurant in Griffin, Georgia. He is the General and Managing Partner of Bozeman Properties Limited Partnership and owner of Stan Bozeman Rental Property Company.

Security Ownership of Certain Beneficial Owners and Management

    The following table sets forth the beneficial ownership of the Company's Common Stock as of the Record Date (a) by each Director, (b) by all Directors and Executive Officers as a group, and (c) by all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock. Unless otherwise indicated, the address for these individuals is 317 Kimball Avenue, Roanoke, Virginia 24016.

Name and Address of Person	No. of Shares		Percent of Class(1)
Victor F. Foti President, Chief Executive Officer and Director	645,157	(3)	5.3%
Marc Sperry Vice President and Chief Operating Officer	30,000	(4)	(2)
Robyn B. Mabe Secretary/Treasurer	10,000		(2)
J. Carson Quarles Chairman 7323 Lamarre Circle Roanoke, VA 24019	36,666		(2)
Stanley L. Bozeman, Jr. Director 1412 North Expressway Griffin, GA 30223	286,000	(5)	2.4%
J. Alan Cowart Director 104 Pine Lakes Avenue Savannah, GA 31405	372,000	(6)	3.1%
Titus Greene Director 2109 Windermere Lane Shelby, NC 28150	2,025,000	(7)	16.8%
Paul C. Schorr, III Director P.O. Box 57310 Lincoln, NE 68505	385,009	(8)	3.2%
Roger D. Sack Director 2745 East Gate Road Lincoln, NE 68502	229,799		1.9%

A. Jones Yorke Director 450 park Avenue, 8th Floor New York, NY 10022	20,000	(9)	(2)
Ronald G. Stancil Director P.O. Box 1149 Annitson, AL 36202	562,000	(10)	4.6%

All Directors and Officers as a group beneficially own 4,596,631 shares, including currently exercisable options or warrants, or 38.05% of the outstanding Common Stock as of May 4, 2001.

(1)
Based upon 12,079,900 shares of Common Stock outstanding as of May 4, 2001. Each named person is deemed to be the beneficial owner of shares of Common Stock that may be acquired within sixty days upon exercise of stock options or warrants and shares, options or warrants owned indirectly through a partnership or corporation. Accordingly, the number of shares and percentage set forth next to the name of such person and all officers and directors as a group include the shares of Common Stock issuable upon presently exercisable stock options or warrants and shares, options or warrants owned indirectly. However, the shares of Common Stock so issuable upon exercise by any persons are not included in calculating the percentage of Common Stock beneficially owned by any other stockholder.

(2)
Represents less than 1% of the outstanding Common Stock of the Company.

(3)
This number of beneficially owned shares includes 177,222 shares owned by H-H Corporation, a corporation in which Mr. Foti has voting shares and investment power; 157,185 shares owned by VIAMAC, Inc., a corporation in which Mr. Foti has voting shares and investment power; 24,000 shares owned by A Storage on Wheels, a corporation in which Mr. Foti has voting shares and investment power; and 76,000 shares owned by Mr. Foti's spouse.

(4)
This number of beneficially owned shares includes 20,000 shares purchasable pursuant to currently exercisable options.

(5)
This number of beneficially owned shares includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(6)
This number of beneficially owned shares includes 12,000 shares owned by two of Mr. Cowart's minor children.

(7)
This number of beneficially owned shares includes 1,172,000 shares owned by Titus Greene and Company, a family limited partnership in which Titus Greene has sole voting and dispositive power.

(8)
This number of beneficially owned shares includes 121,181 shares owned directly by The Schorr Family Company, Inc., in which Mr. Schorr is the President and Chief Executive Officer.

(9)
This number of beneficially owned shares includes 20,000 shares purchasable pursuant to currently exercisable options.

(10)
This number of beneficially owned shares includes 362,500 shares owned by Lynden, Inc., a corporation wholly owned by Mr. Stancil, and 200,000 shares owned by RRJMG, Inc., a corporation wholly owned by Mr. Stancil.

Board Meetings and Committees

    The Board of Directors of the Company met seven times during 2000. The Board of Directors has an Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee. No director failed to attend more than 25% of the total Board meetings and Committee meetings.

    The Compensation Committee, which currently consists of Directors Stanley L. Bozeman, Jr., J. Alan Cowart and Paul C. Schorr, III, recommends to the Board the compensation for the Company's key employees. In 2000, the Committee met five times.

    The Nominating and Corporate Governance Committee, which currently consists of Directors Ronald G. Stancil, J. Carson Quarles and Titus Greene, nominates candidates to serve as Directors. In 2000, the Committee met five times.

    The Audit Committee, currently consists of Directors Jerry D. Gardner, Roger D. Sack, and A. Jones Yorke. The Audit Committee consists solely of directors who, in the opinion of the Board of Directors, are free from any relationship that would interfere with the exercise of independent judgment in the discharge of the Audit Committee's duties. All Audit Committee members must be financially literate, and at least one member must have accounting or related financial management expertise.

    The Audit Committee has general responsibility for reviewing with management the financial controls, accounting, compliance with law, audit and reporting activities of the Company and its subsidiaries as well as reviewing the contingency plans for business continuity undertakings. The Audit Committee also (i) evaluates and recommends to the Board of Directors the selection and, if appropriate, termination of the independent auditors, (ii) reviews and discusses the audited financial statements with management, (iii) discusses with the independent auditors the matters required to be discussed by the Statement of Auditing Standards No. 61, (iv) reviews with the independent auditors the nature and scope of any relationships between the auditors and the Company as well as the professional services provided by the independent auditors and takes appropriate action to ensure the continuing independence of the auditors, (v) recommends to the Company's Board of Directors whether the audited financial statements should be included in the Company's Annual Report on Form 10-KSB to be filed with the Securities and Exchange Commission, (vi) approves any special assignments given to independent auditors and fees relating thereto, (vii) reviews the planned scope of the annual audit, the fees relating thereto, the independent auditors' report of audit, the accompanying management letter, if any, and management's responses, (viii) reviews and investigates possible violations of law and retains outside counsel and other experts to assist in such investigations and directs that appropriate remedial steps are taken if such violations are detected, (ix) reviews and oversees related-party transactions including expense accounts and perquisites, (x) reviews any major accounting changes made or contemplated by the Company, and (xi) reviews interim financial information with management and the independent auditors. In 2000, the Audit Committee met seven times.

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee of the Board of Directors of the Company oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Company's Board of Directors has adopted a written charter for the Audit Committee, which is included as Exhibit A to this proxy statement.

    In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements of the Company to be set forth in the Company's 2000 Annual Report to

Stockholders and the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 with management of the Company. The Audit Committee also discussed with KPMG LLC, independent accountants for the Company who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by the Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. The Statement on Auditing Standards No. 61 includes, among other items, matters relating to the conduct of an audit of the Company's financial statements under generally accepted auditing standards.

    The Audit Committee has received the written disclosures and the letter from KPMG LLC required by Independence Standards Board Standard No. 1, has considered the compatibility of nonaudit services with the auditors' independence, and has discussed with KPMG LLC their independence from the Company.

    In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for 2000 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
A. Jones Yorke (Chairperson)
Roger D. Sack
Jerry D. Gardner

Board Compensation

    The Board of Directors has an Outside Directors Stock Option Plan pursuant to which all non-employee directors receive annually an automatic option grant of 1,000 shares exercisable at fair market value on the date of grant, for serving on the Board. However, no such option grants were made during 2000. All Directors were reimbursed for reasonable travel, lodging and meal expenses while attending Board or Committee meetings.

    Prior to the Merger, non-employee Directors were paid $1,000 for each Board meeting attended and $250 quarterly retainer fees.

    Following the Merger, both employee and non-employee Directors were paid $1,000 for each Board meeting attended and $250 for each Committee meeting attended outside of any Committee meeting held in conjunction with scheduled Board meetings. Additionally, the Directors received a $1,000 quarterly retainer in 2000.

List of Current Officers of the Company

    The following is a list of the names and ages of the current officers of the Company, their business history for the last five years and their term of office with the Company.

Name	Age	Position and Principal Occupation Since 1996	Officer Since
Victor F. Foti	65	President and Chief Executive Officer; President and Chief Executive Officer of WesterN SizzliN since March 1, 1995; Executive Vice President of WesterN SizzliN from December 31, 1993 to March 1, 1995.	1999
Marc Sperry	43	Vice President and Chief Operating Officer since January 3, 2000; Director—National Accounts for PepsiCo, Inc. from 1988 to December 31, 1999.	2000
Robyn B. Mabe	39	Vice President and CFO since February 12, 2001; Secretary/Treasurer since March 1, 1995, Director of Accounting and Corporate Controller; WesterN SizzliN's Director of Accounting and Corporate Controller since January 1, 1994.	1999

Executive Compensation

    Summary Compensation Table.  The following table sets forth compensation paid to the principal executive officers during the last two fiscal years. Mr. Sperry was not with the Company prior to 2000.

Name and Principal Position	Year		Salary		Bonus	Other
Victor F. Foti President and Chief Executive Officer	2000 1999	(1)	$ $	150,000 76,154	0 0	$ $	10,000 2,500	(2)
Robert N. Collis, II(3) Vice President and Chief Financial Officer	2000 1999		$ $	106,250 50,308	0 0		0 0
Marc Sperry Vice President and Chief Operating Officer	2000			$106,250	0		0

(1)
Following the merger of the Company and WesterN SizzliN, Mr. Foti was appointed President and Chief Executive Officer on July 1, 1999. Prior to the Merger, Mr. Foti received $178,187 in compensation from WesterN SizzliN, including $96,923 in salary, and $81,264 in bonus, and $4,500 for compensation as a WesterN SizzliN Director.

(2)
Compensation for serving as a Director.

(3)
Mr. Collis resigned effective February 11, 2001.

    The following table sets forth information with respect to unexercised options and SARs, if any, during fiscal year 2000. No stock options were exercised by named executive officers in 2000.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

			Number of securities underlying unexercised options/SARs at fiscal year end(#)	Value of unexercised in-the-money options/SARs at fiscal 2000 year end($)
	Shares acquired on exercise(#) (b)
Name (a)		Value Realized($) (c)	Exercisable ("Ex") Unexercisable ("Un") (d)	Exercisable ("Ex") Unexercisable ("Un") (e)
Victor F. Foti	0	0	0	0

Option/SAR Grants in Fiscal 2000
(Individual Grants)

Name (a)	Number of Securities Underlying Options/SARs granted(#) (b)	Percent of total options/SARs granted to employees in fiscal year (c)	Exercise or base price ($/SH) (d)	Expiration date (e)
Victor F. Foti	0	0%

Compliance with Section 16(a) of the Exchange Act

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such Officers, Directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended December 31, 2000, no persons filed Form 4 on an untimely basis.

INDEPENDENT PUBLIC ACCOUNTANTS

    KPMG LLP are the independent public accountants for the Company. Representatives of KPMG LLP are expected to be present at the stockholders' meeting and will be given the opportunity to make any statement they might desire and will also be available to respond to appropriate questions from stockholders. KPMG LLP has made a proposal to act as independent public accountants for 2001, which proposal is currently being considered by the Audit Committee.

Summary of KPMG LLP's Fees for 2000

    Audit Fees.  KPMG LLP's fees for the Company's 2000 annual audit were approximately $105,000.

    Financial Information Systems Design and Implementation Fees.  KPMG LLP did not render any professional services to the Company in 2000 with respect to financial information systems design and implementation.

    All Other Fees.  KPMG LLP received no fees for other professional services during 2000.

Related Party Transactions

    Messrs. Foti, Bozeman, Gardner, Stancil and Cowart collectively own or are investors in twenty-one (21) franchised WesterN SizzliN Restaurants. The franchises were granted on the same terms and conditions as franchises to non-affiliated persons and these gentlemen paid the same royalty advertising and other costs as any other non-affiliated franchisee.

    V.F. Management, Inc., a corporation owned by Mr. Foti, leased chartered air service to the Company for corporate usage prior to 2000. Charges were made on an hourly rate believed to be competitive for chartered air service available for non-affiliated vendors. The Company paid V.F. Management, Inc. approximately $158,000 and $148,000, for chartered air service in 1999 and 1998, respectively. In 2000, the Company leased chartered air service directly from a third-party charter company. The charter company utilized Mr. Foti's aircraft, when available and billed the Company approximately $162,000.

    There are no other affiliated or related transactions between or among the Company and its Officers and Directors.

    The Board of Directors has a policy that all transactions with its Officers, Directors, employees and affiliates of the Company will be approved by a majority of disinterested Directors of the Company or a special committee of the Board of Directors consisting of disinterested persons, and will be on terms no less favorable to the Company than such Directors or committee believe would be available from unrelated third parties.

OTHER MATTERS

    The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Robyn B. Mabe
                       Secretary

EXHIBIT A

CHARTER OF THE AUDIT AND FINANCE COMMITTEE OF THE BOARD OF DIRECTORS
AUSTINS STEAKS & SALOON, INC.

I.  AUDIT COMMITTEE PURPOSE

    The Audit and Finance Committee ("Audit Committee") is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities to oversee the financial affairs and investments of the Corporation and its subsidiaries. The Audit Committees primary duties and responsibilities are to:

  •
  Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

  •
  Monitor the independence and performance of the Company's independent auditors.

  •
  Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

    The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS

    Audit Committee members shall meet the requirements of the NASD. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgement. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

    Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

    The Committee shall meet at least four times annually, or more frequently as circumstances dictate. Meetings may be called by the Chairman of the Board, Chairman of the Audit and Finance Committee, the Chief Executive Officer or any other two members of the Committee with notice duly given 48 hours prior to the called meeting date or subject to waiver of notice by all Committee members. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee or at least its Chair should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.  AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

1.
Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2.
Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3.
In consultation with management, and the independent consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

4.
Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of the earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

5.
The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence, and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6.
Approve the fees and other significant compensation to be paid to the independent auditors.

7.
On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

8.
Review the independent auditors audit plan, discuss scope, staffing, locations, reliance upon management and general audit approach.

9.
Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors.

10.
Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

11.
Consider the independent auditors' judgements about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

12.
On at least an annual basis, request a summary and review with the Company's legal counsel as deemed necessary, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

13.
Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

14.
Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

15.
Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

16.
Periodically perform self-assessment of audit committee performance.

17.
Review financial and accounting personnel succession planning within the company.

18.
Annually review policies and procedures as well as audit results associated with directors and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

AUSTINS STEAKS & SALOON, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS JUNE 12, 2001

    The undersigned hereby constitutes and appoints Victor F. Foti and Robyn Mabe, or either of them, with full power to act alone, or any substitute appointed by either of them as the undersigned's agents, attorneys and proxies to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders of Austins Steaks & Saloon, Inc. to be held at the Morgan Hotel and Suites, 315 E. Woodlawn Road, Charlotte, North Carolina 28217 on the 12th day of June, 2001 at 10:00 a.m. local time or any adjournments thereof, as indicated hereon.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS.	Please mark your votes as indicated in this example	/X/
1.	Election of Directors		J. Carson Quarles, Victor F. Foti, Paul C. Schorr III, Roger D. Sack, A. Jones Yorke, Ronald G. Stancil, Titus Greene, J. Alan Cowart and Stanley L. Bozeman, Jr.
	FOR the nine nominees (except as marked to the contrary to the right)	WITHHOLD AUTHORITY to vote for the nine nominees listed to the right.	(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)
	/ /	/ /
2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
Dated: , 2001

Signature of Stockholder

Signature of Stockholder
Please sign exactly as your name appears at the left. When signing as attorney, executor, administrator, trustee, guardian or conservator, give full title. All joint trustees must sign.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

- FOLD AND DETACH HERE -

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INFORMATION CONCERNING SOLICITATION AND VOTING
ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
Option/SAR Grants in Fiscal 2000 (Individual Grants)
INDEPENDENT PUBLIC ACCOUNTANTS
OTHER MATTERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS JUNE 12, 2001